Exhibit 10.5

FIRST AMENDMENT TO SECURITY AGREEMENT

THIS FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) is entered into effective as of June 30, 2017 by and among Pacific Ethanol, Inc., a Delaware corporation (the “Company”), each Holder and Cortland Capital Market Services LLC, as collateral agent for itself and the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Agent”). All capitalized terms not otherwise defined herein shall have the meanings attributed to them in that certain Security Agreement dated effective as of December 15, 2016 by and among the Company, each Holder and the Agent (the “Security Agreement”).

RECITALS

WHEREAS, the Company issued certain Secured Promissory Notes in the aggregate principal amount of $55,000,000 on December 15, 2016 (the “Initial Notes”) pursuant to a Note Purchase Agreement dated as of December 12, 2016 by and among the Company and the Investors identified therein (the “Initial Purchase Agreement”), the obligations arising under which, among other obligations, are secured pursuant to the Security Agreement.

WHEREAS, the Company and certain Holders (including certain Holders that hold Initial Notes and certain Holders that do not hold Initial Notes) are parties to a Note Purchase Agreement dated as of June 26, 2017 (as amended, restated, supplemented or otherwise modified from time to time, including amendments and restatements thereof in its entirety, the “Additional Purchase Agreement”), pursuant to which the Company will issue or has issued, and such Holders will purchase or have purchased on a several basis, $13,948,078 in aggregate principal amount of senior secured notes due December 15, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Additional Notes”).

WHEREAS, as a condition to the closing under the Additional Purchase Agreement with the Company, the Holders of the Additional Notes have required, among other things, that the Company shall enter into this Amendment by which the parties intend that this Amendment expand the obligations secured pursuant to the Security Agreement to additionally cover the obligations under the Additional Notes and the Additional Purchase Agreement, among other obligations, as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       Certain Definitions. The following defined terms are added to Section 1 of the Security Agreement, or to the extent already defined in the Security Agreement, are amended and restated to read in their entireties as follows:

“Agent Fee Letter” means that certain Amended and Restated Agent Fee Letter, dated as of June 30, 2017, made by and between the Company and the Agent, as further amended, restated, supplemented or otherwise modified from time to time.

“First Amendment” means the First Amendment to Security Agreement, dated as of June 30, 2017, among the Company, each Holder and the Agent.

“Holders” means (x) each Person that is (i) a signatory to the Initial Purchase Agreement or the Additional Purchase Agreement and identified as an “Investor” on Exhibit A to the Initial Purchase Agreement or Exhibit A to the Additional Purchase Agreement, respectively, (ii) a holder of any of the Notes, and (iii) a signatory to the First Amendment and identified as a “Secured Party” on the signature pages to the First Amendment, and (y) any other Person that becomes (i) a holder of any of the Notes pursuant to any permitted assignment or transfer and (ii) a “Secured Party” under this Agreement pursuant to a Security Agreement Joinder, other than any such Person that ceases to be a party hereto pursuant to an assignment of all of its Notes and its rights and obligations under the Transaction Documents.

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“Obligations” means all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Company to the Agent or to the Secured Parties, including, without limitation, all obligations under this Agreement, the Initial Purchase Agreement, the Additional Purchase Agreement, the Notes, the Agent Fee Letter and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Agent or any of the Secured Parties as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) the principal amount of, and interest on the Notes and the loans extended pursuant thereto; (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company from time to time under or in connection with this Agreement, the Initial Purchase Agreement, the Additional Purchase Agreement, the Notes, the Agent Fee Letter and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith; and (iii) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

The term “Notes” referred to in Recital A of the Security Agreement, and the term “Notes” used throughout the body of the Security Agreement, shall include the Initial Notes and the Additional Notes, collectively.

The term “Purchase Agreement” referred to in Recital A of the Security Agreement, and the term “Purchase Agreement” used throughout the body of the Security Agreement, shall include the Initial Purchase Agreement and the Additional Purchase Agreement, collectively.

“Required Holders” means the holders of Notes representing at least 66 2/3% of the aggregate principal amount of the Notes then outstanding (excluding Notes held by the Company or any of its Subsidiaries).

The term “Transaction Document” means the Initial Notes, the Additional Notes, this Security Agreement, the Initial Purchase Agreement and the Additional Purchase Agreement, together with any amendments, restatements, extensions or other modification thereto.

2.       Section 18(f) of the Security Agreement is hereby amended by adding the following sentence at the end thereof: “Promptly following a request made by the Agent to a Holder, such Holder shall notify the Agent of the outstanding principal amount of the Notes held by such Holder at such time.”

3.       Exhibit 1 to the Security Agreement is hereby amended by deleting the reference to “Section 17(f)” therein and substituting “Section 17(i) therefor.

4.       Effectiveness. This Amendment will become effective upon the date on which the Agent has received (a) a counterpart hereof duly executed by each of the Investors (as defined in each of the Initial Purchase Agreement and the Additional Purchase Agreement), (b) a copy of the Agent Fee Letter duly executed by each of the parties thereto, (c) a copy of the Additional Purchase Agreement duly executed by each of the parties thereto, and (d) payment from the Company of (i) all fees required to be paid on or prior to the effective date of this Amendment pursuant to the Agent Fee Letter and (ii) all reasonable third-party fees and expenses incurred by the Agent in connection with this Amendment and the transactions contemplated hereby, including, without limitation, attorneys’ fees and expenses.

5.       Representations and Warranties; Covenants. In order to induce the Agent and the Holders to enter into this Amendment and for the applicable Holders to purchase the Additional Notes under the Additional Purchase Agreement, the Company hereby remakes all of the representations and warranties contained in Section 6 of the Security Agreement as of the date of this Amendment (except to the extent such representation or warranty relates to an earlier date, in which case, it is true, correct and complete as of such earlier date). The Company’s representations and warranties in Sections 6(b) and (c) of the Security Agreement shall apply, mutatis mutandis, to this Amendment.

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6.       Note Holdings. Each Secured Party signatory to this Amendment on the date hereof hereby represents and warrants to the Agent (solely as to itself, and not as to any other Secured Party) that (x) as of the date hereof, the outstanding principal amount of the Notes held by such Secured Party is set forth on Schedule A hereto, and (y) on or prior to the date of this Amendment, it has not assigned all or any portion of its Notes to any Person, except any Person that is listed on Schedule A attached hereto.

7.       Joinder. Each of the undersigned Holders that will be receiving Additional Notes but does not hold any Initial Notes hereby (i) agrees to be a “Secured Party” under the Security Agreement (as amended by this Amendment), (ii) unconditionally and irrevocably expressly assumes, confirms and agrees to perform and observe as a Secured Party all terms, conditions, agreements, covenants, obligations, duties and provisions applicable to a “Secured Party” under the Security Agreement, as so amended (including, without limitation, those set forth in Section 17(i) of the Security Agreement) as if it were an original signatory thereto, and (iii) agrees that its address for notices under the Security Agreement is as set forth on Schedule B hereto.

8.       Interpretation. Except as expressly modified by this Amendment, all terms and provisions of the Security Agreement shall remain unchanged and in full force and effect and are ratified and affirmed on the date hereof. In the event of any inconsistency between the terms of this Amendment and the terms of the Security Agreement prior to its amendment, the terms of this Amendment shall control.

9.       Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Amendment by signing any such counterpart.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

COMPANY:

PACIFIC ETHANOL, INC., a Delaware corporation

By:	/s/ Neil M. Koehler
Name:	Neil M. Koehler
Title:	President and Chief Executive Officer

Signature Page to First Amendment to Security Agreement

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AGENT:

cortland capital market services llc, as Agent

By:	/s/ Polina Arsentyeva
Name:	Polina Arsentyeva
Title:	Associate Counsel

Address:
Cortland Capital Market Services LLC
225 W. Washington Street, 21st Floor
Chicago, IL 60606
Attention: Ryan Morick and Legal Department
Telecopy no.: (312) 562-5072
E-mail: ryan.morick@cortlandglobal.com;
legal@cortlandglobal.com

with a copy (which copy shall not constitute notice) to:

Kaye Scholer LLP
250 W. 55th Street
New York, NY 10019
Attention: Alan Glantz
Telecopy no.: (212) 836-6763
E-mail: alan.glantz@kayescholer.com

Signature Page to First Amendment to Security Agreement

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CWD Summit, LLC,
acting for and on behalf of
Candlewood Renewable Energy Series I

By:	/s/ Janet Miller
Name: Janet Miller
Title: Authorized Person

Signature Page to First Amendment to Security Agreement

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Flagler Master Fund SPC Ltd,
acting for and on behalf of
the class A segregated portfolio

By:	/s/ Janet Miller
Name: Janet Miller
Title: Authorized Person

Signature Page to First Amendment to Security Agreement

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Flagler Master Fund SPC Ltd,
acting for and on behalf of
the class B segregated portfolio

By:	/s/ Janet Miller
Name: Janet Miller
Title: Authorized Person

Signature Page to First Amendment to Security Agreement

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Candlewood Special Situations Master Fund II, L.P.

By:	/s/ Janet Miller
Name: Janet Miller
Title: Authorized Person

Signature Page to First Amendment to Security Agreement

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CIF-Income Partners (A), LLC
By: BlackRock Financial Management, Inc.
Its investment manager

By:	/s/ J. David Matter
Name: J. David Matter
Title: Managing Director

Signature Page to First Amendment to Security Agreement

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Orange 2015 DisloCredit Fund, L.P.
By: BlackRock Financial Management, Inc.
Its investment manager

By:	/s/ J. David Matter
Name: J. David Matter
Title: Managing Director

Signature Page to First Amendment to Security Agreement

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Orange 2015 DisloCredit Fund, L.P.
By: BlackRock Financial Management, Inc.
Its investment manager

By:	/s/ J. David Matter
Name: J. David Matter
Title: Managing Director

Signature Page to First Amendment to Security Agreement

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Sainsbury’s Credit Opportunities Fund, Ltd.
By: BlackRock Financial Management, Inc.
Its investment manager

By:	/s/ J. David Matter
Name: J. David Matter
Title: Managing Director

Signature Page to First Amendment to Security Agreement

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Co-Investment Income Fund, L.P. - US Tax-Exempt Series
By: BlackRock Financial Management, Inc.
Its investment manager

By:	/s/ J. David Matter
Name: J. David Matter
Title: Managing Director

Signature Page to First Amendment to Security Agreement

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Co-Investment Income Fund, L.P. - US Taxable Series
By: BlackRock Financial Management, Inc.
Its investment manager

By:	/s/ J. David Matter
Name: J. David Matter
Title: Managing Director

Signature Page to First Amendment to Security Agreement

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SCHEDULE A

TO FIRST AMENDMENT TO SECURITY AGREEMENT

Holder	“Initial Notes” Principal Amount	“Additional Notes” Principal Amount	Percentage of Total Notes
CWD Summit, LLC - acting for and on behalf of Candlewood Renewable Energy Series I	$ 22,438,545	$ 4,669,728	39.3169%
Flagler Master Fund SPC Ltd - acting for and on behalf of the class A segregated portfolio	$ 7,001,507	$ −	10.1548%
Flagler Master Fund SPC Ltd - acting for and on behalf of the class B segregated portfolio	$ 4,000,000	$ −	5.8015%
Candlewood Special Situations Master Fund II, L.P.	$ −	$ 2,061,856	2.9904%
CIF Income Partners (A), LLC	$ 9,962,010	$ −	14.4486%
Orange 2015 DisloCredit Fund, L.P.	$ 10,309,278	$ 5,154,639	22.4284%
Sainsbury’s Credit Opportunities Fund, Ltd.	$ 1,288,660	$ −	1.8690%
Co-Investment Income Fund, L.P. - US Tax-Exempt Series	$ −	$ 1,697,479	2.4620%
Co-Investment Income Fund, L.P. - US Taxable Series	$ −	$ 364,376	0.5285%
Total	$ 55,000,000	$ 13,948,078	100.0000%

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SCHEDULE B

TO FIRST AMENDMENT TO SECURITY AGREEMENT

NOTICE INFORMATION FOR NEWLY SECURED PARTIES

Candlewood Special Situations Master Fund II, L.P.

c/o Candlewood Investment Group, LP

555 Theodore Fremd Avenue, Suite C-303

Rye, NY 10580

Email: compliance@candlewoodgroup.com

ATTN: Legal and Compliance

Co-Investment Income Fund, L.P. - US Tax-Exempt Series

BlackRock Alternative Advisors

40 East 52nd Street, 16th Floor

New York, NY 10022

Email: BAA-QBCo-InvestmentFundLP@blackrock.com

With a copy (which shall not constitute notice):

BlackRock, Inc. – Office of the General Counsel

40 East 52nd Street, 16th Floor

New York, NY 10022

ATTN: Michelle Galvez, David Maryles &Larry Gail

Email: legaltransactions@blackrock.com;

Larry.gail@blackrock.com

Co-Investment Income Fund, L.P. - US Taxable Series

BlackRock Alternative Advisors

40 East 52nd Street, 16th Floor

New York, NY 10022

Email: BAA-QBCo-InvestmentFundLP@blackrock.com

With a copy (which shall not constitute notice):

BlackRock, Inc. – Office of the General Counsel

40 East 52nd Street, 16th Floor

New York, NY 10022

ATTN: Michelle Galvez, David Maryles &Larry Gail

Email: legaltransactions@blackrock.com;

Larry.gail@blackrock.com

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